Exhibit 99.2

Contacts: John Ritchie EFI Chief Financial Officer 650.357.3500 JoAnn Horne Market Street Partners 415.445.3235 Katie Maller EFI Public Relations 650.357.3032

EFI To Acquire Radius Solutions

Foster City, Calif. – April 29, 2010 – Electronics For Imaging, Inc. (Nasdaq: EFII), a world leader in customer-focused digital printing innovation, today announced that it has reached an agreement to acquire Radius Solutions, a leading provider of Print MIS solutions for the packaging industry. Radius Solutions is a leading ERP/MIS software provider focused exclusively on the packaging and printing industry.

While the terms of the acquisition were not disclosed, the cash transaction is expected to be slightly accretive to full year 2010 results. The transaction is subject to various closing conditions.

“We are very pleased to add Radius to our growing portfolio of industry-leading software solutions targeted to the print industry,” said Marc Olin, Sr. VP/GM APPS of EFI. “EFI’s goal is to offer our customers a complete product portfolio that assists them from job creation to production, while allowing them to be more efficient and effective, and ultimately, more profitable. Radius allows us to bring this concept to the packaging market, which is one of the largest segments of the print market and an area of strategic focus for EFI, joining our Pace and Monarch MIS systems which are targeted to the display graphics and commercial print markets.”

Radius Solutions will become part of the Advanced Professional Print Software (APPS) division of EFI. EFI intends to integrate a number of its award winning products including Fiery, VUTEk, Jetrion, Digital StoreFront, PrintFlow and Auto-Count, with the Radius product line. The Radius acquisition further strengthens EFI’s growing product portfolio of software tools, UV Inkjet digital presses and inks, and MIS solutions for the packaging market, which is one of the largest printing markets in the world.

Radius Solutions is headquartered in Chicago, Illinois with direct operations in the United States and Europe. Radius brings many years of experience developing and deploying applications developed specifically to manage the unique needs of packaging and printing organizations. Radius has established itself as a leading provider of management information systems specifically designed to help flexible packaging, folding carton and label printers manage their operations.

“We are very excited to have Radius Solutions join the EFI family” said David Taylor, President and CEO of Radius Solutions. “Our ERP packaging software fits strategically within EFI’s solutions portfolio. Our clients will gain a supplier with a global footprint and the additional resources of a tier one organization. I look forward to managing the Radius product line within their world class organization.”

About EFI

EFI (www.efi.com) is a world leader in customer-focused digital printing innovation. EFI’s award-winning solutions, integrated from creation to print, deliver increased performance, cost savings and productivity. The company’s robust product portfolio includes Fiery® digital color print servers; VUTEk® superwide digital inkjet printers, UV and solvent inks; Rastek UV wide-format inkjet printers; Jetrion® industrial inkjet printing systems; print production workflow and management information software; and corporate printing solutions. EFI maintains 23 offices worldwide.

Safe Harbor for Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release that could be deemed forward-looking statements include statements regarding completion of the acquisition, EFI’s goals regarding its product portfolio, integration of Radius Solutions, and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, inaccurate data or assumptions; unforeseen expenses; the difficulty of aligning expense levels with revenue changes; execution of actions to reduce our operational costs and ability to maintain effective cost control measures; unexpected declines in revenues or increases in expenses; management’s ability to forecast revenues, expenses and earnings, especially on a quarterly basis; the market prices of the Company’s common stock; the uncertainty regarding the amount and timing of future share repurchases by the Company and the origin of funds used for such repurchases; any world-wide financial and economic difficulties and downturns, including contraction in credit markets, and adverse variations in foreign exchange rates, that could affect demand for our products, and increase the volatility of our profitability, as well as the risk of bank failures, insolvency or illiquidity of other financial institutions and other adverse conditions in financial markets that could cause a loss of our cash deposits and invested cash and cash equivalents; uncertainty to accurately predict the outcome of foreign tax audits and determine our tax provisions; uncertainty regarding our effective tax rate in the future that may be impacted by various factors, including but not limited to new U.S. tax legislative proposals; failure to retain key employees; product cancellation costs; a significant decline or delay in demand for our products by any of our important OEM partners; the unpredictability of development schedules and commercialization of the products manufactured and sold by our OEM partners; variations in growth rates or declines in the printing and imaging markets across various geographic regions; changes in historic customer order patterns, including changes in customer and channel inventory levels; changes in the mix of products sold leading to variations in operating results; the uncertainty of market acceptance of new product introductions; delays in product deliveries that cause quarterly revenues and income to fall significantly short of anticipated levels; competition and/or market factors, which may adversely affect margins; competition in each of our businesses, including competition from products internally developed by EFI’s customers; challenge of managing assets levels, including inventory and variations in inventory valuation; intense competition in the industrial and commercial digital inkjet market; the uncertainty of continued success in technological advances, including development and implementation of new processes and strategic products; the challenges of obtaining timely, efficient and quality product manufacturing and components supplying; litigation involving intellectual property rights or other related matters; our ability to successfully integrate acquired businesses, without operational disruption to our existing businesses; the potential that investments in new business strategies and initiatives could disrupt the Company’s ongoing businesses and may present risks not originally contemplated; the potential loss of sales, unexpected costs or adverse impact on relations with customers or suppliers as a result of acquisitions; differences between the financial results as filed with the SEC and the preliminary results included in our earnings or other press releases due to the complexity in accounting rules; and any other risk factors that may be included from time to time in the Company’s SEC reports.

The statements in this press release are made as of the date of this press release. EFI undertakes no obligation to update information contained in this press release. For further information regarding risks and uncertainties associated with EFI’s businesses, please refer to the section entitled “Factors That Could Adversely Affect Performance” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting EFI’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or EFI’s Investor Relations website at http://www.efi.com.

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NOTE TO EDITORS: EFI, Fiery, VUTEk, Jetrion, Digital StoreFront, PrintFlow and Auto-Count are registered trademarks of Electronics For Imaging, Inc. in the U.S. Patent and Trademark Office and/or certain other foreign jurisdictions. All other trademarks mentioned in this document are the property of their respective owners.